News Release
U.S. Silica Announces Suspension of Quarterly Dividend
KATY, Texas, May 8, 2020 - U.S. Silica Holdings, Inc. (NYSE: SLCA) ("U.S. Silica" or the "Company") today announced that its Board of Directors has elected to suspend the Company’s quarterly cash dividend of $0.02 per common share until further notice.
U.S. Silica took this action as part of the Company’s strategy to preserve capital and tightly manage its liquidity in a challenging commodity price environment.
"A great deal of thought and deliberation went into this decision and we fully understand its importance to our shareholders," said Bryan Shinn, chief executive officer.  "We believe that suspending our dividend at this time is in the best interest of the Company and shareholders as it allows us to preserve and invest that capital in opportunities within our industrial business that will generate higher long-term shareholder returns."
About U.S. Silica
U.S. Silica Holdings, Inc. is a global performance materials company and last-mile logistics provider and is a member of the Russell 2000 Index. The Company is a leading producer of commercial silica used in a wide range of industrial applications and in the oil and gas industry. Over its 120-year history, U.S. Silica has developed core competencies in mining, processing, logistics and materials science that enable it to produce and cost-effectively deliver over 400 diversified product types to customers across its multiple end markets. U.S. Silica's wholly owned subsidiaries include EP Minerals and SandBox Logistics™. EP Minerals is an industry leader in the production of products derived from diatomaceous earth, perlite, engineered clays, and non-activated clays. SandBox Logistics™ is a state-of-the-art leader in proppant storage, handling and well-site delivery, dedicated to making proppant logistics cleaner, safer and more efficient. The Company currently operates 23 mines and production facilities. The Company is headquartered in Katy, Texas and has offices in Reno, Nevada, Chicago, Illinois and Houston, Texas.

Forward-Looking Statements
The presentation referred to above contains "forward-looking statements" within the meaning of the federal securities laws - that is, statements about the future, not about past events. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. These statements may include words such as "anticipate," "estimate," "expect," "project," "plan," "intend," "believe," "may," "will," "should," "could," "can have," "likely" and other words and terms of similar meaning. Forward-looking statements made include any statement that does not directly relate to any historical or current fact and may include, but are not limited to, statements regarding the Company's strategy, future financial results, forecasts, projections, plans and capital expenditures, ability to reduce costs, the impacts of COVID-19 on the Company's operations, and the commercial silica industry. Forward-looking statements are based on our current expectations and assumptions, which may not prove to be accurate. These statements are not guarantees and are subject to risks, uncertainties and changes in circumstances that are difficult to predict. Many factors could cause actual results to differ materially and adversely from these forward-looking statements. Among these factors are global economic conditions; the effect of the COVID-19 pandemic on markets the Company serves, fluctuations in demand for commercial silica, diatomaceous earth, perlite, clay and cellulose; fluctuations in demand for frac sand or the development of either effective alternative proppants or new processes to replace hydraulic fracturing; the entry of competitors into our marketplace; changes in production spending by companies in the oil and gas industry and changes in the level of oil and natural gas exploration and development; general economic, political and business conditions in key regions of the world; pricing pressure; weather and seasonal factors; the cyclical nature of our customers' business; our inability to meet our financial and performance targets and other forecasts or expectations; our substantial indebtedness and pension obligations, including restrictions on our operations imposed by our indebtedness; operational modifications, delays or cancellations; prices for electricity, natural gas and diesel fuel; our ability to maintain our transportation network; changes in government regulations and regulatory requirements, including those related to mining, explosives, chemicals, and oil and gas production; silica-related health issues and corresponding litigation; and other risks and uncertainties detailed in this press release and our Forms 10-K, 10-Q, and 8-K filed with or furnished to the U.S. Securities and Exchange Commission. If one or more of these or other risks or uncertainties materialize (or the consequences of such a development changes), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those reflected in our forward-looking statements. The forward-looking statements speak only as of the date of the presentation referred to above, and we disclaim any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

U.S. Silica Holdings, Inc.
Arjun Sreekumar
Manager, Treasury and Investor Relations
281-394-9584
sreekumar@ussilica.com